UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Bannix Acquisition Corp.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8265 West Sunset Blvd., Suite # 107 West Hollywood, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 682-8949

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On June 23, 2023, Bannix Acquisition Corp., a Delaware corporation (“Bannix”), EVIE Autonomous Group Ltd, a private company formed under the Laws of England and Wales (the “Company”), and the shareholder of the Company (the “Company Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by Bannix of all of the issued and outstanding share capital of the Company from the Company Shareholder in exchange for the issuance of eighty-five million new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which the Company will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

Unless otherwise indicated, capitalized terms used but not defined in this Current Report on Form 8-K (this “Report”) have the respective meanings given to them in the Business Combination Agreement. References herein to “Bannix” shall refer to Bannix Acquisition Corp. for all periods prior to completion of the Share Acquisition. In consideration for the Share Acquisition, the Company Shareholder will receive 8 eighty-five million new shares of Common Stock.

Representations and Warranties

Under the Business Combination Agreement, Bannix has made customary representations and warranties to the Company, and the Company Shareholder relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, Securities and Exchange Commission (the “SEC”) filings, financial statements, internal controls, absence of certain changes, compliance with laws, actions, orders and permits, taxes and returns, employees and employee benefit plans, properties, material contracts, transactions with related persons, the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Jumpstart Our Business Startups Act of 2012, finders’ and brokers’ fees, sanctions and certain business practices, private placements, insurance, no misleading information supplied, the Trust Account, acknowledgement of no further representations and warranties and receipt of a fairness opinion.

Under the Business Combination Agreement, the Company has made customary representations and warranties (on behalf of itself and its subsidiaries) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, capitalization, company subsidiaries, governmental approvals, non-contravention, financial statements, absence of certain changes, compliance with laws, permits, litigation, material contracts, intellectual property, taxes and returns, real property, personal property, employee matters, benefit plans, environmental matters, transactions with related persons, insurance, material customers and suppliers, data protection and cybersecurity, sanctions and certain business practices, the Investment Company Act, finders’ and brokers’ fees and no misleading information supplied.

Under the Business Combination Agreement, each Company Shareholder has made customary representations and warranties (with respect to itself only) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, share ownership, governmental approvals, non-contravention, litigation, certain investment representations, finders’ and brokers’ fees and no misleading information supplied.

Covenants

The Business Combination Agreement includes customary covenants of the parties including, among other things, (i) the conduct of their respective business operations prior to the consummation of the Transactions, (ii) using commercially reasonable efforts to obtain relevant approvals and comply with all applicable listing requirements of The Nasdaq Stock Market LLC (“NASDAQ”) in connection with the Transactions and (iii) using commercially reasonable efforts to consummate the Transactions and to comply as promptly as practicable with all requirements of governmental authorities applicable to the Transactions. The Business Combination Agreement also contains additional covenants of the parties, including covenants providing for Bannix and the Company to use commercially reasonable efforts to file, and to cooperate with each other to prepare the proxy statement of Bannix.

Conditions to Closing

The respective obligations of each party to consummate the Transactions, including the Share Acquisition, are subject to the satisfaction, or written waiver (where permissible), by the Company and Bannix of the following conditions:

●	Bannix’s shareholders having approved and adopted the Shareholder Approval Matters; and

●	the absence of any law or governmental order, inquiry, proceeding or other action that would prohibit the Transactions.

Conditions to the Obligations of the Company and the Company Shareholder

The obligations of the Company and the Company Shareholder to consummate the Transactions are subject to the satisfaction, or written waiver (by the Company, where permissible) of the following conditions:

●	the representations and warranties of Bannix being true and correct as determined in accordance with the Business Combination Agreement;

●	Bannix having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date;

●	Bannix having delivered to the Company a certificate dated as of the Closing Date, signed by an officer of Bannix, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

●	no Material Adverse Effect shall have occurred with respect to Bannix that is continuing and uncured;

●	Bannix having made all necessary and appropriate arrangements with the trustee to have all of the funds held in the Trust Account disbursed to Bannix on the Closing Date, and all such funds released from the Trust Account be available to the surviving company;

●	Bannix having provided the public holders of Bannix shares of common stock with the opportunity to make redemption elections with respect to their Bannix shares of common stock pursuant to their Redemption Rights;

●

the Company Shareholder receiving confirmation from HM Revenue & Customs that in respect of the transactions contemplated by this Agreement (i) no counteraction notice under section 698 Income Tax Act 2007 will be given; and (ii) the provisions of section 137 of the Taxation of Chargeable Gains Act 1992 do not apply with the result that the provisions of section 135 of that Act would not be prevented from applying; and

●	the Ancillary Documents required to be executed by Bannix according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to the Company.

Conditions to the Obligations of Bannix

The obligations of Bannix to consummate the Transactions are subject to the satisfaction, or written waiver (by Bannix where permissible) of the following conditions:

●	the representations and warranties of the Company and the Company Shareholder being true and correct as determined in accordance with the Business Combination Agreement;

●	each of the Company and the Company Shareholder having performed in all material respects all of their respective obligations and complied in all material respects with all of their respective agreements and covenants under the Business Combination Agreement to be performed or complied with by them on or prior to the Closing Date;

●	the Company having delivered to Bannix a certificate dated as of the Closing Date, signed by the Company certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement but in each case, solely with respect to themselves;

●	no Material Adverse Effect shall have occurred with respect to the Company that is continuing and uncured; and

●	the Ancillary Documents required to be executed by the Company and the Company Shareholder according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to Bannix.

Termination

The Business Combination Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing Date, notwithstanding receipt of any requisite approval and adoption of the Business Combination Agreement and the Transactions by the shareholders of Bannix or any party, as follows:

●	by mutual written consent of Bannix and the Company;

●	by either Bannix or the Company if any of the closing conditions set forth in the Business Combination Agreement have not been satisfied or waived by December 31, 2023; provided, however, that the Business Combination Agreement may not be terminated under such provision of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates (or with respect to the Company, the Company Shareholder) is in breach or violation of any representation, warranty, covenant or obligation contained therein, with such breach or violation being the principal cause of the failure of a condition set forth in the Business Combination Agreement on or prior to the Outside Date;

●	by either Bannix or the Company if any governmental authority of competent jurisdiction will have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable; provided, however, that the right to terminate the Business Combination Agreement pursuant to such section will not be available to a party if the failure by such party or its affiliates (or with respect to the Company, the Company Shareholder) to comply with any provision of the Business Combination Agreement was the principal cause of such order, action or prohibition;

●	by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Bannix set forth in the Business Combination Agreement, or if any representation, warranty of Bannix becomes untrue or inaccurate, in each case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

●	by Bannix upon a breach of any warranty, covenant or agreement on the part of the Company or the Company Shareholder set forth in the Business Combination Agreement, or if any warranty of such parties becomes untrue or inaccurate, in any case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

●	by the Company if Bannix or the Bannix Securities are no longer listed on the NASDAQ or another national securities exchange; or

●	by either Bannix or the Company if the special meeting of shareholders is held and has concluded, Bannix shareholders have duly voted, and the Required Shareholder Approval is not obtained.

The foregoing summary of the Business Combination Agreement is qualified in its entirety by reference to the entire text of the Business Combination Agreement, which is attached as Exhibit 2.1 hereto, and the Ancillary Documents, the terms of each of which are incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about Bannix, the Company Shareholder or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that Bannix makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Support Agreement

Within thirty days after the execution of the Business Combination Agreement, Bannix, Instant Fame LLC, a Nevada limited liability company (the “Bannix Sponsor”), and the Company shall enter into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which the Bannix Sponsor will agree to, among other things, support and vote in favor of the Business Combination Agreement and use its reasonable best efforts to take all other actions necessary to consummate the transactions contemplated thereby, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Report is incorporated by reference herein. The shares of Common Stock to be issued to the Company Shareholder in consideration of the Company shares in connection with the Share Acquisition will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the expectation that the Transactions between Bannix and the Company will occur, the estimated or anticipated future results and benefits of Bannix following the Transactions, including its ability to successfully execute is business plan, the likelihood and ability of the parties to successfully consummate the Transactions and future opportunities for Bannix and other statements that are not historical facts.

These statements are based on the current expectations of Bannix’s and/or the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bannix and the Company. These statements are subject to a number of risks and uncertainties regarding the Company’s business and the Transactions, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the Transactions or financing if required; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by Bannix’s shareholders in connection with the Transactions; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions; the risk that the approval of Bannix’s shareholders for the potential transaction is not obtained; the anticipated capitalization and enterprise value of Bannix following the consummation of the Transactions; the ability of Bannix to issue equity, equity-linked or other securities in the future; expectations related to the terms and timing of the Transactions; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions; the risk that the Transactions may not be completed by Bannix’s business combination deadline and the potential failure to obtain an extension of its business combination deadline, if sought by Bannix; the risks related to the rollout of the Company’s business and the timing of expected business milestones; the ability of Bannix to execute its growth strategy, manage growth profitably and retain its key employees; the ability of Bannix to maintain the listing of its securities on the NASDAQ following the Transactions; costs related to the Transactions; and other risks that will be detailed from time to time in filings with the SEC, including those risks discussed under the heading “Risk Factors” in Bannix’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 11, 2023. The foregoing list of risk factors is not exhaustive. There may be additional risks that could also cause actual results to differ from those contained in these forward-looking statements. In addition, forward-looking statements provide Bannix’s expectations, plans or forecasts of future events and views as of the date of this Report. And while Bannix may elect to update these forward-looking statements in the future, Bannix specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bannix’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

In connection with the Transactions, Bannix and the Company are expected to prepare preliminary and definitive proxy statements to be distributed to Bannix’s shareholders in connection with Bannix’s solicitation for proxies for the vote by Bannix’s shareholders in connection with the Transactions and other matters as described therein. Upon filing a definitive proxy statement with the SEC, Bannix will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transactions. Bannix’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Bannix’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Transactions, because these documents will contain important information about Bannix, the Company and the Transactions. This Report is not a substitute for the definitive proxy statement or any other document that Bannix will send to its shareholders in connection with the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement (if and when available) will be mailed to shareholders of Bannix as of a record date to be established for voting on the business combination. Shareholders of Bannix will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Bannix Acquisition Corp., 8265 West Sunset Blvd., Suite # 107, West Hollywood, CA 90046.

Participants in the Solicitation

The Company, Bannix and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Bannix’s shareholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding Bannix’s directors and executive officers in Bannix’s filings with the SEC, including Bannix’s Annual Report on Form 10-K, and amendments thereto, and Quarterly Report on Form 10-Q, in each case, as filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Bannix’s shareholders in connection with the Transactions, including a description of their direct and indirect interests, which may, in some cases, be different than those of Bannix’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1†	Business Combination Agreement, dated as of June 23, 2023, by and among Bannix Acquisition Corp., EVIE Autonomous Group Ltd, and the Company Shareholder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2023

BANNIX ACQUISITION CORP.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer